Exhibit 99.1
News Release
For Immediate Release
United Technologies to Acquire Goodrich Corporation
•	Complements and strengthens position in aerospace and defense industry
HARTFORD, Conn. and CHARLOTTE, N.C., Sept. 21, 2011 /PRNewswire/ — United Technologies Corp. (NYSE: UTX) today announced it has reached agreement to purchase Goodrich Corporation (NYSE: GR) for $127.50 per share in cash. This equates to a total enterprise value of $18.4 billion, including $1.9 billion in net debt assumed. United Technologies expects to finance the transaction through a combination of debt and equity issuance. The equity component is expected to approximate 25 percent of the total. The closing is subject to customary closing conditions, including regulatory and Goodrich shareholder approvals.
Following completion of the transaction, United Technologies is expected to have worldwide sales of approximately $66 billion based on projected 2011 results. The combined company’s increased scale, financial strength and complementary products will strengthen United Technologies’ position in the aerospace and defense industry.
Goodrich is a global supplier of systems and services to the aerospace and defense industry. Its products include aircraft landing gear, aircraft wheels and brakes. Goodrich, with estimated 2011 sales of $8 billion, serves a global customer base with 27,000 employees worldwide.
“Goodrich delivers on all of our acquisition criteria. It is strategic to our core, has great technology and people, and strengthens our position in growth markets,” said United Technologies Chairman and Chief Executive Officer Louis Chenevert. “We are very excited to bring the capabilities of two great companies together, making us more competitive and better able to provide value to both customers and shareholders.”
“We are extremely pleased to have an agreement with United Technologies that delivers immediate cash value to our shareholders at a premium that reflects the strength of our business,” said Marshall Larsen, Chairman, President and Chief Executive Officer of Goodrich. “Our combination with United Technologies is a testament to our employees and will enable us to shape the future of aerospace through continued innovation, increased global scale and the best talent in the industry. Importantly, United Technologies has a similar culture of mutual trust and respect, accountability and teamwork. Goodrich’s long and proud history will enter a new chapter as part of United Technologies.”
Goodrich is well positioned for future growth based on its increased content on leading new commercial and military aircraft. The company’s broad position across many platforms, combined with increased air-framer production rates, will drive sustainable long-term aftermarket growth. United Technologies expects the transaction will be accretive to earnings in the second year.

“Goodrich is a great business with a solid product portfolio and significant aftermarket sales that complement UTC’s existing aerospace presence,” Chenevert said. “This acquisition further strengthens our position in the growing commercial aerospace market and enhances our ability to support our customers with more integrated systems.”
Larsen, now Chairman, President and Chief Executive Officer of Goodrich, will become Chairman and Chief Executive Officer of a combined UTC Aerospace Systems business unit. The senior leadership team of the combined business will be located in Charlotte, N.C.
United Technologies today also reaffirmed its expectations for 2011 revenues of approximately $58 billion, earnings per share in the range of $5.35 to $5.45, and cash flow from operations less capital expenditures equal to or in excess of net income attributable to common shareowners.
J.P. Morgan and Goldman, Sachs & Co. are acting as financial advisors to United Technologies. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to United Technologies. Credit Suisse Securities (USA) LLC and Citi are acting as financial advisors and Jones Day is acting as legal advisor to Goodrich.
CONFERENCE CALL
United Technologies will hold a conference call with financial analysts to discuss this announcement beginning at 8:30 a.m. ET Thursday, Sept. 22. Analysts should call (866) 582-8907 in the U.S. or (707) 287-9365 internationally at least 15 minutes prior to the scheduled start. The presentation will be webcast at www.utc.com, and a recording will be archived on the website. A slideshow accompanying the presentation will be posted to www.utc.com prior to the call. For a replay, dial (855) 859-2056 in the U.S. or (404) 537-3406 internationally. At the prompt for a conference ID number, enter 12882625.
United Technologies Corp., based in Hartford, Connecticut, is a diversified company providing high technology products and services to the global aerospace and building industries. UTC’s products include Pratt & Whitney aircraft engines, Sikorsky helicopters, Carrier heating, air conditioning and refrigeration systems, Hamilton Sundstrand aerospace systems and industrial products, Otis elevators and escalators, UTC Fire & Security systems and UTC Power fuel cells.
Goodrich Corporation, a Fortune 500 company, is a global supplier of systems and services to aerospace, defense and homeland security markets. With one of the most strategically diversified portfolios of products in the industry, Goodrich serves a global customer base with significant worldwide manufacturing and service facilities. For more information, visit www.goodrich.com.
This release includes “forward looking statements” concerning the proposed transaction, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “ prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “ see,” “guidance,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of UTC and of the combined companies. These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transaction, the timing or consummation of the proposed transaction, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of UTC to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth and innovation. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the SEC filings submitted by UTC and Goodrich from time to time, including their respective Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. The forward looking statements included in this press release are made only as of the date hereof. Neither UTC nor Goodrich undertakes any obligation to update the forward looking statements to reflect subsequent events or circumstances.
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Additional Information
In connection with the proposed transaction, the Company will file a proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE COMPANY. You will be able to obtain the proxy statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by directing a request to Goodrich Corporation, Four Coliseum Centre, 2730 West Tyvola Road, Charlotte, North Carolina 28217, c/o Secretary.
Participants in the Solicitation
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information about the Company’s directors and officers and their ownership of the Company’s common stock is set forth in its Form 10-K which was filed with the SEC on February 15, 2011 and the proxy statement for the Company’s Annual Meeting of shareholders, which was filed with the SEC on March 10, 2011. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed transaction, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.